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                    [The IRISH Investment Fund logo omitted]



                              FIRST QUARTER REPORT
                      FOR THE PERIOD ENDED JANUARY 31, 2000

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                                CHAIRMAN'S LETTER
                                -----------------
Dear Stockholder,

      The Irish equity market increased by 8.4% in Irish pound terms during the quarter ended January 31, 2000. After adjusting for the weakness of the euro against the dollar this increase converted into a rise of 0.6% in U.S. dollar terms. The Fund's Net Asset Value (NAV) declined by 0.4% to $19.67 over the period. The Fund paid a dividend of $1.731 per share to shareholders in December 1999, and when this is taken into account, the Fund's total return was 8.4% for the quarter.

      The strong performance of technology, telecom and media stocks at the expense of almost all other sectors was the notable feature of both the period under review and the calendar year 1999. While these three high-growth sectors finished 1999 representing almost 40% of U.S. and European stock markets, the Irish market remains heavily exposed to more traditional stocks that have not participated in recent bull markets. Telecom and technology represent less than 20% of the Irish market index with 13.5% of this index weight derived from the telecom provider Eircom. Although the Fund had approximately 13% of its portfolio invested in the technology sector at the start of the quarter, it has benefited by substantial gains from some of these investments during the reporting period, as detailed below.

      ECONOMIC REVIEW

      The most recent economic data indicates that the long-anticipated slowdown in the Irish economy shows little sign of materializing. In particular, the pace of domestic consumer demand remains strong. The Irish Central Bank has an economic growth forecast for 1999 of 7.25% and 6.5% in 2000. Retail sales volumes increased by 8.9% in the final quarter of 1999 over 1998 levels, with total retail sales volumes increasing by 7.5% for the whole of 1999. Buoyant consumer spending and robust business conditions have seen tax receipts for the first two months of 2000 increase by 19% over 1999 levels, which compares to a government forecast of 9.6% for the year 2000 as a whole.

      Following  the  introduction  of the  Euro,  our  economic  analysis  must concentrate on the key issues of sustainability of domestic growth and competitiveness. As highlighted in the previous quarterly report, the Irish
government  is  addressing  domestic   infrastructural   bottlenecks  through  a
substantial national development program. Apart from infrastructure, the other key supply constraint to economic growth is the availability and cost of labor. Down from its peak of over 15% in 1993, the Irish unemployment rate stood at 4.9% in January 2000. In the twelve months ended November 1999 total employment expanded by 6.7%. This remarkable expansion will slow substantially going forward and this will invariably lead to a slowdown in economic growth. However, we would expect that the economy will continue to show strong growth, because the Irish labor force - through demographics and immigration will continue to expand at a faster pace than most European countries. In turn, productivity growth in Ireland will remain high, driven by the industrial bias toward the areas of technology and pharmaceuticals.
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      The greatest risk at the present time is domestic  inflation.  The average consumer inflation rate in 1999 was 2.8% but in the month of December 1999 the year over year rate stood at 4.2% and reached 4.3% in January 2000. While these data points are a concern there are a number of once-off factors. The recent rapid increase in oil prices accounts for almost 1.0% and tobacco (tax increases) for 0.8%. The social partners (unions, government, employers) agreed on a new national wage deal in January 2000 which proposes wage increases of 5.5% in each of the next two years and a further 5.0% in the final nine months of the agreement. Therefore, potential wage inflation has been capped at generous but not unreasonable levels given current domestic prosperity. Fiscal policy is supporting wage restraint through significant tax reductions with both the standard and top rates of income tax being reduced by 2.0% respectively to 22% and 44% in the recent budget.

      EQUITY MARKET REVIEW

      The Irish equity market increased by 8.43% over the quarter ended January 31, 2000. A comparison with major international and European markets is shown below.
                         QUARTER ENDED JANUARY 31, 2000
                                  LOCAL CURRENCY                 U.S. $
                                  --------------                 ------
        Irish Equities                + 8.4%                     + 0.6%

        US Equities                   + 2.3%                     + 2.3%
        UK Equities                   + 2.5%                     + 1.2%
        Japanese Equities             + 9.2%                     + 6.5%

        Euroland Equities             +19.6%                     +11.3%
        German Equities               +21.8%                     +13.4%
        French Equities               +15.8%                     + 7.8%
        Dutch Equities                + 7.0%                     - 0.3%

      As highlighted earlier, while the market has increased by 8.4% in local currency terms it has lagged major markets (particularly in Europe) over this period. The past three months and indeed the past twelve months have been challenging periods for global and Irish stock pickers. While overall indices have increased in value, almost all positive performance has originated from three sectors - technology, telecom and media. Ireland continues to have significant exposure to the 'old world' of banking, building materials, industrial and manufacturing companies.

      The de-rating of Irish financial stocks continued over the quarter in line with international sector trends. Allied Irish Banks ("AIB") (-19.7% in quarter) continues to suffer both from international investor caution towards the Irish economy and more broad-based concern on the impact of the Internet on traditional banks. While a pure Internet bank has not launched into the Irish market there are clear concerns over the impact of the Internet on banks' margins. These concerns appear to be reflected in current share prices and at the quarter end AIB traded at a large discount to Euroland banks on a P/E ratio of just 9.3 times for 2000.
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      The performance of the Fund's  investment in Irish  technology  shares was the feature of the quarter. Internet fever has resulted in substantial revaluations for most of our investments in the technology sector. Iona (+122.2% in quarter) continues to recover from its difficulties in early 1999 and has an exciting new middleware product focused on enabling traditional companies to transform and integrate legacy systems in a web environment. Iona has proven technology and a profitable operating track record and remains our favorite Irish technology company. Trintech (+253.5% in quarter) benefited from investor enthusiasm for Internet security software stocks. The Fund held an unquoted investment in Horizon Technology Group (+566.4% in quarter) and in December 1999 the company listed on the stock market. The company is exposed to the areas of networking training and Internet consulting and the market has dramatically re-rated Horizon and other companies in this space. While we are cautious on the speculative nature of movements in technology companies over the past six months, it should be highlighted that over recent weeks the Fund has been realizing profits on a number of these stocks. In turn, our success with these stocks is not a recent phenomenon and was articulated as a clear strategy for the Fund a number of years ago. We intend to continue to seek investments in the area and would expect this sector to become a key part of Irish capital markets going forward.

      Independent News & Media (+59.1% in quarter) and Fyffes (+94.1% in quarter) are more traditional companies that are benefiting from the Internet boom. Independent has domestic cable and Internet assets and an investment in a mobile portal technology company called iTouch. Fyffes has launched worldoffruit.com and intends to capture a leadership position as a business-to business fruit exchange.

      CURRENT OUTLOOK

      Despite gloomy investor sentiment, the Irish economy continues to deliver strong growth rates and while growth will slow, we remain confident that a rapid deceleration is unlikely.

      International equity markets, including Ireland, are exhibiting unhealthy trends with performance concentrated into a relatively small number of sectors. We would anticipate the sector performance will broaden in 2000 and, given substantial superior earnings growth for most Irish companies, the Fund retains a fully invested position. The current P/E on the Irish market is 14.1x and it offers a dividend yield of 2.0%.

Sincerely,

/s/ Peter Hooper signature

Peter Hooper
Chairman of the Board                                             March 24, 2000

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                         THE IRISH INVESTMENT FUND, INC.

                       STATEMENT OF NET ASSETS (UNAUDITED)
                       -----------------------------------
  January 31, 2000                                  Shares            Value
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IRISH COMMON STOCKS (96.76%)
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COMPUTER SOFTWARE AND SERVICES (7.41%)
  IONA Technologies-ADR*                            99,300    U.S. $ 4,716,750
  Trintech Group-ADR*                               44,000           2,579,877
                                                                   -----------
                                                                     7,296,627
                                                                   -----------
CONSTRUCTION AND BUILDING MATERIALS (19.25%)
  Abbey                                            348,600           1,292,358
  CRH                                              664,462          12,660,309
  Green Property                                   607,143           3,376,274
  Kingspan                                         550,000           1,636,569
                                                                   -----------
                                                                    18,965,510
                                                                   -----------
CONSUMER GOODS (9.18%)
  DCC                                              320,000           2,419,489
  ICON-ADR*                                         85,000           1,455,625
  I.W.P., International                            639,886           1,154,905
  United Drug                                      287,500           2,187,784
  Waterford Wedgwood                             1,865,739           1,820,215
                                                                   -----------
                                                                     9,038,018
                                                                   -----------
FINANCIAL (21.48%)
  Allied Irish Banks                             1,567,688          14,606,121
  FBD Holding                                      260,000           1,268,280
  Hibernian                                        300,000           2,692,657
  Irish Life & Permanent                           306,991           2,590,679
                                                                   -----------
                                                                    21,157,737
                                                                   -----------
FOOD AND BEVERAGES (13.44%)
  Fyffes                                         1,635,000           5,263,851
  Glanbia                                        1,153,610           1,294,282
  Greencore                                        452,568           1,236,271
  Kerry Group, Series A                            465,000           5,443,849
                                                                   -----------
                                                                    13,238,253
                                                                   -----------
HOTELS AND RESORTS (3.84%)
  Jury's Doyle Hotel Group                         481,792           3,783,793
                                                                   -----------
PAPER AND PAPER PRODUCTS (4.12%)
  Smurfit Group                                  1,435,840           4,062,337
                                                                   -----------
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                         THE IRISH INVESTMENT FUND, INC.

                 STATEMENT OF NET ASSETS (UNAUDITED)(CONTINUED)
                 ----------------------------------------------
  January 31, 2000                                  Shares            Value
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IRISH COMMON STOCKS (CONTINUED)
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PUBLISHING AND PRINTING (5.21%)
  Adare Printing                                   320,000   U.S. $  2,029,249
  Independent News & Media                         397,071           3,099,061
                                                                   -----------
                                                                     5,128,310
                                                                   -----------
TECHNOLOGY (5.31%)
  Horizon Technology *+                            812,436           5,231,244
                                                                   -----------
TELECOMMUNICATIONS (7.52%)
  Eircom*                                        1,800,000           7,410,659
                                                                   -----------
TOTAL IRISH COMMON STOCKS                                           95,312,488
  (Cost $54,899,600)
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UNITED KINGDOM COMMON STOCKS (2.60%)
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TECHNOLOGY (1.21%)
  BCO Technologies*                                535,700           1,192,167
                                                                   -----------
PHARMACEUTICALS (1.39%)
  Galen Holdings                                   150,000           1,371,679
                                                                   -----------
TOTAL UNITED KINGDOM COMMON STOCKS                                   2,563,846
  (Cost $1,623,230)
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TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
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  (Cost U.S. $ 56,522,830)                                    U.S. $97,876,334
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FOREIGN CURRENCY ON DEPOSIT (0.03%)
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  (Interest Bearing)
  British Pounds Sterling                  (pound)     781    U.S. $     1,264
  Euro                                     (euro)   29,204              28,491
                                                                   -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
  (Cost $30,764)                                                        29,755
                                                                   -----------

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                         THE IRISH INVESTMENT FUND, INC.

                 STATEMENT OF NET ASSETS (UNAUDITED)(CONTINUED)
                 ----------------------------------------------
  January 31, 2000                                                    Value
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TOTAL INVESTMENTS (99.39%)
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  (Cost $56,553,594)**                                        U.S. $97,906,089
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OTHER ASSETS AND LIABILITIES (0.61%)
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  Other Assets                                                         759,542
  Other Liabilities                                                   (162,432)
                                                                   -----------
                                                                       597,110
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NET ASSETS (100.0%)
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  Applicable to 5,009,000 outstanding U.S. $.01 par value shares
  (authorized 20,000,000 shares)                              U.S. $98,503,199
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NET ASSET VALUE PER SHARE
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  (U.S. $98,503,199 / 5,009,000)                              U.S. $     19.67
                                                                         =====

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    *   Non-income producing security.
   **   Foreign currency held on deposit at the Bank of Ireland.
    +   Not readily marketable.
  ADR - American Depository Receipt traded in U.S. dollars

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                         THE IRISH INVESTMENT FUND, INC.

---------------------------  DIRECTORS AND OFFICERS ----------------------------
Peter J. Hooper            -  CHAIRMAN OF THE BOARD
William P. Clark           -  DIRECTOR
Denis Curran               -  DIRECTOR
Denis P. Kelleher          -  DIRECTOR
James M. Walton            -  DIRECTOR
Richard H. Rose            -  PRESIDENT AND TREASURER
Elizabeth A. Russell       -  SECRETARY
Linda J. Hoard             -  ASSISTANT SECRETARY
Michael O'Donnell          -  ASSISTANT TREASURER

------------------------  PRINCIPAL INVESTMENT ADVISOR  ------------------------
Bank of Ireland Asset Management (U.S.) Limited
75 Holly Hill Lane
Greenwich, Connecticut 06830

---------------------------------  CONSULTANT  ---------------------------------
Salomon Brothers Asset Management Inc.
Seven World Trade Center
New York, New York 10048

--------------------------------  ADMINISTRATOR  -------------------------------
PFPC Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

---------------------------------  CUSTODIANS  ---------------------------------
Bank of Ireland
Lower Baggot Street
Dublin 2, Ireland

Investors Bank & Trust Company
150 Royall Street
Canton, Massachusetts 02021

-------------------------  SHAREHOLDER SERVICING AGENT  ------------------------
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005

--------------------------------  LEGAL COUNSEL  -------------------------------
Sullivan & Cromwell
125 Broad Street
New York, New York 10004

---------------------------  INDEPENDENT ACCOUNTANTS  --------------------------
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

--------------------------------  CORRESPONDENCE  ------------------------------
ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
   The Irish Investment Fund, Inc.
   c/o PFPC Inc.
   3200 Horizon Drive
   King of Prussia,  Pennsylvania  19406
TELEPHONE  INQUIRIES SHOULD BE DIRECTED TO:
   1-800-GO-TO-IRL (1-800-468-6475)